UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20429
___________________________
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)	November 1, 2006 (October 30, 2006)
GREEN MOUNTAIN POWER CORPORATION
(Exact name of Registrant as specified in charter)
Vermont	1-8291	03-0127430
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
163 ACORN LANE, COLCHESTER, VERMONT		05446
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code		(802) 864-5731
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 30, 2006, the Compensation Committee of the Board of Directors (the “Committee”) of Green Mountain Power Corporation (the “Company”), unanimously approved an action to amend the terms of outstanding deferred stock units or DSUs granted under the Company’s 2004 Stock Incentive Plan (the “Plan”). The Plan currently provides for the accelerated vesting of outstanding Awards (as defined in the Plan and which includes the DSUs) as of the date of a Change in Control. Under the terms of the Plan, a Change in Control would occur upon the shareholders’ approval of the merger of Northstars Merger Subsidiary Corporation (“Merger Sub”) with and into the Company (the “Merger”). The Committee’s resolution provides that, subject to the consent of the affected participants, the outstanding DSUs will be amended so that unvested DSUs will vest upon the earlier of the regularly scheduled vesting dates or the completion of the Merger and not upon the shareholders’ approval of the Merger. In addition, the resolution provides that the Company shall pay each affected participant $10.00 as consideration for his or her consent to this change.

The Committee resolutions approving these actions are filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference. The form of consent to be executed by the Company’s executive officers and directors is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 8 — Other Events

Item 8.01. Other Events.

On October 31, 2006, the Company issued a press release announcing that the Company’s shareholders, at a special meeting of shareholders held on October 31, 2006, approved the Agreement and Plan of Merger, dated as of June 21, 2006, among Northern New England Energy Corporation (“NNEEC”), Merger Sub, a direct wholly owned subsidiary of NNEEC, and the Company, pursuant to which Merger Sub will be merged with and into the Company. The Company will be the surviving company in the Merger, as a wholly owned subsidiary of NNEEC. The Merger is expected to be completed during the second quarter of 2007, pending state and federal regulatory approval.

A copy of the press release issued by the Company on October 31, 2006 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits.

(c)	Exhibits.

10.1	Resolutions of the Compensation Committee of the Board of Directors of the Company adopted on October 30, 2006, approving certain actions under the Company’s 2004 Stock Incentive Plan.
10.2	Form of consent provided by the Company’s executive officers and directors in connection with DSUs issued under the Company’s 2004 Stock Incentive Plan.
99.1	Press release, dated October 31, 2006, issued by Green Mountain Power Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2006

GREEN MOUNTAIN POWER CORPORATION

By:          /s/Dawn D. Bugbee
Dawn D. Bugbee
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number               Exhibit

10.1	Resolutions of the Compensation Committee of the Board of Directors of the Company adopted on October 30, 2006, approving certain actions under the Company’s 2004 Stock Incentive Plan.
10.2	Form of consent provided by the Company’s executive officers and directors in connection with DSUs issued under the Company’s 2004 Stock Incentive Plan.
99.1	Press release, dated October 31, 2006, issued by Green Mountain Power Corporation.